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                                                                   EXHIBIT 10.52

                                FOURTH AMENDMENT
                          TO THE INTERIM SERVICES INC.
                           DEFERRED COMPENSATION PLAN

         THIS FOURTH AMENDMENT to The Interim Services Inc. Deferred Compensation Plan (the "Plan") is made on this 7th day of July, 2000, by Spherion Corporation, formerly Interim Services Inc. (the "Company").

                              W I T N E S S E T H :

         WHEREAS, Article IX of the Plan provides that the Company has the right to amend the Plan at any time; and

         WHEREAS, the Company desires to amend the Plan to reflect its name change;

         NOW, THEREFORE, effective as of July 7, 2000, the Plan hereby is amended as follows:

         1. The name of the Company is changed to Spherion Corporation wherever it appears in the Plan.

         2. The name of the Plan is changed to Spherion Corporation Deferred Compensation Plan wherever it appears in the Plan.

         3. The reference in Section 1.21 of the Plan is changed from the "Interim Services Inc. 401(k) Benefit Plan" to the "Spherion Corporation 401(k) Benefit Plan."

         4. The references in the Plan to the "Interim Services Inc. Stock Fund" are changed to the "Spherion Corporation Stock Fund."


         IN WITNESS WHEREOF, this Fourth Amendment has been executed by the Company on the date first above written.

                                     SPHERION CORPORATION

                                     PLAN ADMINISTRATION COMMITTEE

                                     /s/ Roy Krause
                                     --------------
                                     /s/ Lisa G. Iglesias
                                     --------------------
                                     /s/ Shannon Allen Russo
                                     -----------------------
                                     /s/ Stan E. Anderson
                                     --------------------
                                     /s/ Wayne L'Heureux
                                     -------------------
                                     /s/ Robert Morgan
                                     -----------------